UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2013

EMISPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17758	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Becker Farm Road
Suite 103, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-532-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On May 7, 2013, Emisphere Technologies, Inc. (the “Company”) consummated the transactions contemplated by the restructuring agreement, as previously disclosed in the Company’s Current Report on Form 8-K filed on April 30, 2013 (the “MHR Restructuring”), as described below.

Amended and Restated Warrants and New Warrants

Pursuant to the MHR Restructuring, on May 7, 2013, the Company issued to MHR Capital Partners Master Account LP (“Master Account”), MHR Capital Partners (100) LP (“Capital Partners (100)”), MHR Institutional Partners II LP (“Institutional Partners II”), and MHR Institutional Partners IIA LP (“Institutional Partners IIA” and, together with Master Account, Capital Partners (100), Institutional Partners II, and their respective affiliates, “MHR”) (i) amended and restated warrants, originally issued to MHR in August 2009 to purchase, in the aggregate, 3,729,323 shares of the Company’s common stock (collectively, the “Amended and Restated 2009 Warrants”); (ii) amended and restated warrants, originally issued to MHR in June 2010 to purchase, in the aggregate, 865,000 shares of the Company’s common stock (collectively, the “Amended and Restated June 2010 Warrants”); (iii) amended and restated warrants, originally issued to MHR in August 2010 to purchase, in the aggregate, 3,598,146 shares of the Company’s common stock (collectively, the “Amended and Restated August 2010 Warrants”); (iv) amended and restated warrants, originally issued to MHR in July 2011 to purchase, in the aggregate, 3,805,307 shares of the Company’s common stock (collectively, the “Amended and Restated 2011 Warrants” and, together with the Amended and Restated 2009 Warrants, the Amended and Restated June 2010 Warrants, and the Amended and Restated August 2010 Warrants, the “Amended and Restated Warrants”); and (v) new warrants to MHR to purchase 10,000,000 shares of the Company’s common stock (collectively, the “2013 Warrants” and, together with the Amended and Restated Warrants, the “MHR Restructuring Warrants”). The form of Amended and Restated 2009 Warrants, Amended and Restated June 2010 Warrants, Amended and Restated August 2010 Warrants, Amended and Restated 2011 Warrants, and 2013 Warrants issued to MHR are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, and 4.5, respectively, and are incorporated by reference herein.

The MHR Restructuring Warrants entitle MHR to purchase, in the aggregate, 21,997,776 shares of the Company’s common stock (the “Warrant Shares”) at an exercise price of $.50 per share, and will expire on July 8, 2019. The exercise price of the MHR Restructuring Warrants and number of Warrant Shares issuable upon exercise of the MHR Restructuring Warrants are subject to adjustment upon the occurrence of events described in the MHR Restructuring Warrants, including stock dividends, stock splits, combinations of shares, and certain fundamental corporate transactions.

The foregoing descriptions of the Amended and Restated 2009 Warrants, Amended and Restated June 2010 Warrants, Amended and Restated August 2010 Warrants, Amended and Restated 2011 Warrants, and 2013 Warrants do not purport to be complete and are qualified in their entirety by reference to Exhibits 4.1, 4.2, 4.3, 4.4, and 4.5, respectively.

Amended and Restated Promissory Notes

On May 7, 2013, also pursuant to the MHR Restructuring, the Company issued to MHR (i) amended and restated 11% senior secured convertible notes, originally issued to MHR in 2006 and thereafter having an aggregate outstanding balance (including accrued and unpaid interest) of $33,038,438 as of May 6, 2013 (collectively, the “Amended and Restated Convertible Notes”); (ii) amended and restated promissory notes, originally issued to MHR in 2010 having an aggregate outstanding balance (including accrued and unpaid interest ) of $637,167 as of May 6, 2013 (collectively, the “Amended and Restated Reimbursement Notes”); and (iii) amended and restated promissory notes, originally issued to MHR in 2012 having an aggregate outstanding balance (including accrued and unpaid interest ) of $1,493,275 as of May 6, 2013 (collectively, the “Amended and Restated Bridge Notes” and, together with the Amended and Restated Convertible Notes and Amended and Restated Reimbursement Notes, the “Amended and Restated MHR Notes”).

The Amended and Restated Convertible Notes, a form of which is attached hereto as Exhibit 4.6 and incorporated by reference herein, have a stated maturity date of September 26, 2017 (subject to acceleration upon the occurrence of certain specified events of default, including the failure to meet certain sales, performance, and manufacturing milestones specified in the Amended and Restated Convertible Notes), bear interest at 13% per year, compounded monthly and payable in the form of additional Amended and Restated Convertible Notes, and must be redeemed from time to time pursuant to a cash sweep of approximately 40% of the Company’s Consolidated Free Cash Flow (as defined in the Amended and Restated Convertible Notes). The Amended and Restated Convertible Notes are convertible, at the option of the holder, at a conversion price of $1.25 per share of common stock, which conversion price is subject to adjustment upon the occurrence of events specified in the Amended and Restated Convertible Notes, including stock dividends, stock splits, certain fundamental corporate transactions, and certain issuances of common stock by the Company.

The Amended and Restated Reimbursement Notes, a form of which is attached hereto as Exhibit 4.7 and incorporated by reference herein, have a stated maturity date of May 7, 2014 (subject to acceleration upon the occurrence of certain events of default specified in the Amended and Restated Reimbursement Notes), and bear no interest (other than default interest as specified therein). The Amended and Restated Reimbursement Notes are convertible, at the option of the holder, at a conversion price of $0.50 per share of common stock, which conversion price is subject to adjustment upon the occurrence of events specified in the Amended and Restated Reimbursement Notes, including stock dividends, stock splits, certain fundamental corporate transactions, and certain issuances of common stock by the Company.

The Amended and Restated Bridge Notes, a form of which is attached hereto as Exhibit 4.8 and incorporated by reference herein, have a stated maturity date of September 26, 2017 (subject to acceleration upon the occurrence of certain events of default specified in the Amended and Restated Reimbursement Notes) and bear interest at 13% per year, compounded monthly and payable in the form of additional Amended and Restated Bridge Notes. The Amended and Restated Bridge Notes are convertible, at the option of the holder, at a conversion price of $0.50 per share of common stock, which conversion price is subject to adjustment upon the occurrence of events specified in the Amended and Restated Bridge Notes, including stock dividends, stock splits, certain fundamental corporate transactions, and certain issuances of common stock by the Company.

The foregoing descriptions of the Amended and Restated Convertible Notes, Amended and Restated Reimbursement Notes, and Amended and Restated Bridge Notes do not purport to be complete and are qualified in their entirety by reference to Exhibits 4.6, 4.7, and 4.8, respectively.

The MHR Restructuring Warrants, the Warrant Shares, the Amended and Restated MHR Notes, and the shares of common stock issuable upon conversion of Amended and Restated MHR Notes (collectively, the “MHR Restructuring Securities”) were not registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of issuance, and therefore, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company will rely on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the issuance of the MHR Restructuring Securities have and will not involve a public offering, as each holder of such securities is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act), and no general solicitation has been involved in connection with the issuance of the MHR Restructuring Securities.

Item 8.01	Other Events.

On May 6, 2013, the Company received $10 million from Novo Nordisk A/S (“Novo Nordisk”) in connection with the transactions contemplated by that certain Amendment No. 2 (the “Amendment”) to the Development and License Agreement, dated June 21, 2008, between the Company and Novo Nordisk. The Amendment was entered into by the Company and Novo Nordisk on April 26, 2013, as previously disclosed in the Company’s Current Report on Form 8-K filed on April 30, 2013.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Form of Amended and Restated 2009 Warrant

4.2	Form of Amended and Restated June 2010 Warrant

4.3	Form of Amended and Restated August 2010 Warrant

4.4	Form of Amended and Restated 2011 Warrant

4.5	Form of 2013 Warrant

4.6	Form of Amended and Restated Convertible Note

4.7	Form of Amended and Restated Reimbursement Note

4.8	Form of Amended and Restated Bridge Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

May 9, 2013	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Amended and Restated 2009 Warrant

4.2	Form of Amended and Restated June 2010 Warrant

4.3	Form of Amended and Restated August 2010 Warrant

4.4	Form of Amended and Restated 2011 Warrant

4.5	Form of 2013 Warrant

4.6	Form of Amended and Restated Convertible Note

4.7	Form of Amended and Restated Reimbursement Note

4.8	Form of Amended and Restated Bridge Note